Dear Shareholder:

We are pleased to present this annual report for Centennial New York Tax Exempt Trust. For the 12-month reporting period that ended June 30, 2001, the Trust provided a 3.10% compounded annual yield. Without the effects of com-pounding, the equivalent yield was 3.05%./1/ As of June 30, 2001, the seven-day annualized yields, with and without compounding, were 2.03% and 2.01%, respectively./2/

The once-resilient U.S. economy finally began to reveal cracks in its armor during the 12-month reporting period. Before the period began, the Federal Reserve Board ("the Fed") had raised short-term interest rates six times in late 1999 and early 2000 to avert inflation by slowing economic growth. While inflation remained contained, it soon became apparent that the higher interest rates were slowing the economy more than was desired. Businesses and consumers began spending less freely, and declining corporate earnings led to dramatic across-the-board drops in stock prices. In response, the Fed changed course and in the first six months of 2001 launched an aggressive series of rate cuts to attempt to revive the slumping economy. Despite the economic difficulties felt nationwide, a well-diversified New York economy held up relatively well throughout the period.

Bond investors, who worry about inflation's ability to erode the value of cou-pon payments, paid close attention to the movement of interest rates. The expectation of future rate cuts put downward pressure on bond yields, while bond prices, which move in the opposite direction of yields, rose accordingly. Late in the reporting period, however, yields started rising again, as invest-ors worried that the Fed's strategy could result in future inflation. Despite this late move, yields finished the reporting period well below their 12-month high, indicating a much more favorable environment for fixed income invest-ments than that of previous years.

In reviewing performance, please remember that past performance cannot guarantee future results. Yields will fluctuate. An investment in the Trust is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Trust seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Trust.
1. A portion of the Trust's distributions may be subject to income tax including state and local taxes. Capital gains distributions are taxable as capital gains. For an investor subject to alternative minimum taxes, a portion of the Trust's distributions may increase the investor's tax. Tax rates may be lower depending on individual circumstances.
2. Compounded yields assume reinvestments of dividends. The Trust's investment strategy, allocations and focus can change over time.

Our management of the Trust was tied closely to the movements of interest rates during the period. Early on, we kept the Trust's average maturity positioned toward the short end of its range. This strategy gave us flexibility in manag-ing the portfolio because as holdings matured, we could reinvest the available funds into securities offering higher yields.

As the reporting period progressed and rates began falling, however, we sought to lengthen the Trust's average maturity to capture higher yields for as long as possible. For much of the period, the yield curve was inverted, meaning that securities with shorter maturities offered higher yields than longer term bonds. This unusual situation occurs when interest rates are generally expected to fall further. Although in this declining rate environment shorter term secu-rities offered higher yields, we decided to sacrifice some short-term results and invest more of the Trust's assets in longer bonds to generate steadier long-term performance. In fact, our strategy proved successful when interest rates continued to decline and the Trust benefited from having locked in the higher yields.

Another strategy we used during the period was to invest in the New York prerefunded market, where we identified a number of attractive opportunities. Prerefunded bonds, which issuers use to refinance their interest expenses, are backed by U.S. Treasury securities and thus carry high credit ratings.
Because these bonds offered competitive yields in addition to their federal guarantee, we sought to purchase them whenever appropriate.

While selecting securities to add to the portfolio, we continued to exercise caution in reviewing issuers' credit profiles. Although New York's economy gen-erally remained healthy during the period, we recognized that credit problems are more likely to arise during times of economic slowdown, when issuers often have fewer financial resources at their disposal. To maintain a stable share price for Trust shareholders, we invested only in those securities that met our restrictive investment criteria. (Of course, while we strive to maintain a $1 share price, there is no guarantee that this objective will be achieved.)

Looking forward, we are taking a "wait-and-see" approach with respect to our management of the Trust. With continued nationwide economic weakness, inflation still under control, and a declining interest rate environment, we believe that money market yields may still have room to fall.

Despite New York's relative fiscal strength, the economic environment remains uncertain, so we have structured the portfolio to help allow us flexibility should conditions change unexpectedly. Regardless of economic and market condi-tions, we will continue to scrutinize potential investments to help us select those that we believe are in the best long-term interests of Trust sharehold-ers.

Sincerely,

James C. Swain
/s/ James C. Swain
Chairman
Centennial New York Tax Exempt Trust
July 23, 2001

Statement of Investments June 30, 2001

Centennial New York Tax Exempt Trust

                                                          Principal    Value
                                                            Amount   See Note 1
                                                          ---------- ----------
Short-Term Tax-Exempt Obligations--99.0%
New York--99.0%
 Babylon, NY IDA RB, J. D'Addario & Co. Project,
  2.75%(/1/)............................................. $  500,000 $  500,000
 Babylon, NY IDA RR RRB, Ogden Martin Project, FSA
  Insured, 2.40%(/1/)....................................  3,500,000  3,500,000
 Hempstead, NY IDA RRB, Trigen-Nassau Energy,
  2.55%(/1/).............................................  1,000,000  1,000,000
 Jay Street Development Corp. NYC Facilities Lease RB,
  Jay Street Project, Series A-3, 2.40%(/1/).............  3,500,000  3,500,000
 NY MTAU SPO RB, 3.05%, 7/26/01..........................  3,500,000  3,500,000
 NYC GOB, 7.25%, 8/15/01(/2/)............................  3,500,000  3,517,473
 NYC GOB, 8%, 8/1/01(/2/)................................  3,000,000  3,057,209
 NYC HDC MH RB, Monterey Project, Series A, 2.45%(/1/)...  3,400,000  3,400,000
 NYC Health & Hospital Corp. RB, Health Systems, Series
  E, 2.45%(/1/)..........................................  1,000,000  1,000,000
 NYC IDA Civic Facility RB, Casa Project, 2.80%(/1/).....  1,000,000  1,000,000
 NYC IDA Civic Facility RB, YMCA Greater NY Project,
  Prerefunded, 8%, 8/1/01(/2/)...........................  2,520,000  2,581,583
 NYC MWFAU WSS RB, Series C, FGIC Insured, 3.15%(/1/)....    100,000    100,000
 NYC Water FAU WSS RB, Series SGB 26, MBIA Insured,
  2.58%(/1/).............................................  2,500,000  2,500,000
 NYS DA COP, Rockefeller University, 2.58%(/1/)..........  1,000,000  1,000,000
 NYS DA RB, 2.58%(/1/)...................................  1,500,000  1,500,000
 NYS DA RB, Columbia University, 2.55%, 8/1/01...........  1,350,000  1,350,000
 NYS DA RB, Cornell University, Series A, 2.60%(/1/).....  2,000,000  2,000,000
 NYS DA RB, Cornell University, Series B, 3.10%(/1/).....    400,000    400,000
 NYS DA RB, MBIA/IBC Insured, 2.53%(/1/).................  2,200,000  2,200,000
 NYS DA RRB, Series CMC1B, 2.70%(/1/)....................  1,300,000  1,300,000
 NYS Electric & Gas RB, 3.15%, 3/15/02(/2/)..............  1,750,000  1,750,000
 NYS GOUN, Series A, 3.20%, 2/7/02(/2/)..................  1,000,000  1,000,000
 NYS HFA RB, East 39 Street Housing, Series A,
  2.50%(/1/).............................................  2,500,000  2,500,000
 NYS HFA RB, Victory Housing, Series A, 2.55%(/1/).......  3,500,000  3,500,000
 NYS LGAC RB, Series SG99, MBIA Insured, 2.51%,
  10/1/01(/2/)...........................................  1,600,000  1,600,000
 NYS MAG RB, Series 302, MBIA/IBC Insured, 2.63%(/1/)....  1,500,000  1,500,000
 NYS MAG RB, Series CMC1, 2.80%(/1/).....................  2,690,000  2,690,000
 NYS PAU GP & RB, Series AA, 6.25%, 1/1/02(/2/)..........  1,200,000  1,242,777
 NYS PAU GP & RB, Series W, 6.60%, 1/1/02................  3,000,000  3,051,406
 NYS TBTAU RB, Series SG-41, MBIA Insured, 2.51%(/1/)....  1,000,000  1,000,000
 NYS TBTAU RB, Series T, 3.25%, 7/31/01(/2/)(/3/)........  3,000,000  3,000,000
 NYS Thruway Authority RB, Highway & Bridge Trust Fund,
  Series 267, FSA Insured, 2.60%(/1/)....................  2,225,000  2,225,000
 NYS Urban Empire Development Corp. RB, Series A,
  2.58%(/1/).............................................  2,600,000  2,600,000
 PAUNYNJ SPO RRB, Versatile Structure-4, 3.20%, 7/10/01..  2,560,000  2,560,000

Centennial New York Tax Exempt Trust

                                                         Principal      Value
                                                           Amount    See Note 1
                                                         ----------  -----------
Short-Term Tax-Exempt Obligations (Continued)
New York (Continued)
 Westchester Cnty., NY, IDA RR RRB, Resco Co. Project,
  Series A, AMBAC Insured, 4.95%, 7/1/01................ $2,500,000  $ 2,500,000
                                                                     -----------
Total Investments, at Value (Cost $71,625,448)..........       99.0%  71,625,448
                                                                     -----------
Other Assets Net of Liabilities.........................        1.0      744,797
                                                         ----------  -----------
Net Assets..............................................      100.0% $72,370,245
                                                         ==========  ===========

To simplify the listings of securities, abbreviations are used per the table below:

COP--Certificates of Participation     MTAU--Metropolitan Transportation
DA--Dormitory Authority                Authority
                                       MWFAU--Municipal Water Finance
FAU--Finance Authority                 Authority
                                       NYC--New York City
GP--General Purpose                    NYS--New York State
GOB--General Obligation Bonds          PAUNYNJ--Port Authority of New York &
GOUN--General Obligation Unlimited     New Jersey
Nts.                                   PAU--Power Authority
HDC--Housing Development Corp.         RB--Revenue Bonds
HFA--Housing Finance Agency            RR--Resource Recovery
IDA--Industrial Development Agency     RRB--Revenue Refunding Bonds
LGAC--Local Government Assistance      SPO--Special Obligations
Corp.
MAG--Mtg. Agency                       TBTAU--Triborough Bridge & Tunnel
MH--Multifamily Housing                Authority
                                       WSS--Water & Sewer System

1. Floating or variable rate obligation maturing in more than one year. The interest rate, which is based on specific, or an index of, market interest rates, is subject to change periodically and is the effective rate on June 30, 2001. This instrument may also have a demand feature which allows, on up to 30 days' notice, the recovery of principal at any time, or at specified intervals not exceeding one year.

2. Put obligation redeemable at full face value on the date reported.

3. Represents securities sold under Rule 144A, which are exempt from registration under the Securities Act of 1933, as amended. These securities have been determined to be liquid under guidelines established by the Board of Trustees. These securities amount to $3,000,000 or 4.15% of the Trust's net assets as of June 30, 2001.

See accompanying Notes to Financial Statements.

Statement of Assets and Liabilities June 30, 2001

Centennial New York Tax Exempt Trust


ASSETS
Investments, at value (cost $71,625,448)--see accompanying
 statement........................................................  $71,625,448
Cash..............................................................      346,953
Receivables and other assets:
 Interest.........................................................      845,236
 Shares of beneficial interest sold...............................       98,581
 Other............................................................        7,438
                                                                    -----------
  Total assets....................................................   72,923,656
                                                                    -----------

LIABILITIES
Payables and other liabilities:
 Shares of beneficial interest redeemed...........................      428,353
 Dividends........................................................       37,657
 Service plan fees................................................       35,249
 Shareholder reports..............................................       29,072
 Trustees' compensation...........................................           10
 Other............................................................       23,070
                                                                    -----------
  Total liabilities...............................................      553,411
                                                                    -----------
NET ASSETS........................................................  $72,370,245
                                                                    ===========
COMPOSITION OF NET ASSETS
Paid-in capital...................................................  $72,363,928
Accumulated net realized gain (loss) on investment transactions...        6,317
                                                                    -----------
NET ASSETS--applicable to 72,363,928 shares of beneficial interest outstanding......................................................  $72,370,245
                                                                    ===========
NET ASSET VALUE, REDEMPTION PRICE AND OFFERING PRICE PER SHARE....        $1.00

See accompanying Notes to Financial Statements.

Statement of Operations For the Year Ended June 30, 2001

Centennial New York Tax Exempt Trust


INVESTMENT INCOME
Interest............................................................ $2,638,651
                                                                     ----------
EXPENSES
Management fees.....................................................    343,365
Service plan fees...................................................    134,265
Transfer and shareholder servicing agent fees.......................     47,698
Shareholder reports.................................................     28,958
Custodian fees and expenses.........................................     23,487
Legal, auditing and other professional fees.........................      9,909
Trustees' compensation..............................................      2,598
Registration and filing fees........................................      2,987
Other...............................................................     23,412
                                                                     ----------
  Total expenses....................................................    616,679
   Less reduction to custodian expenses.............................    (12,647)
   Less reduction to excess expenses................................    (55,546)
                                                                     ----------
  Net expenses......................................................    548,486
                                                                     ----------
NET INVESTMENT INCOME...............................................  2,090,165
                                                                     ----------
NET REALIZED GAIN (LOSS) ON INVESTMENTS.............................       (168)
                                                                     ----------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS................ $2,089,997
                                                                     ==========

Statements of Changes in Net Assets

                                                        Year Ended June 30,
                                                         2001         2000
                                                      -----------  -----------
OPERATIONS
Net investment income (loss)........................  $ 2,090,165  $ 1,730,572
Net realized gain (loss)............................         (168)       9,958
                                                      -----------  -----------
Net increase (decrease) in net assets resulting from
 operations.........................................    2,089,997    1,740,530
                                                      -----------  -----------
DIVIDENDS AND/OR DISTRIBUTIONS TO SHAREHOLDERS......   (2,090,165)  (1,730,572)
                                                      -----------  -----------
BENEFICIAL INTEREST TRANSACTIONS
Net increase (decrease) in net assets resulting from
 beneficial interest transactions...................   16,407,455   (5,838,875)
                                                      -----------  -----------
NET ASSETS
Total increase (decrease)...........................   16,407,287   (5,828,917)
Beginning of period.................................   55,962,958   61,791,875
                                                      -----------  -----------
End of period.......................................  $72,370,245  $55,962,958
                                                      ===========  ===========

See accompanying Notes to Financial Statements.

Financial Highlights

Centennial New York Tax Exempt Trust


                                    Year Ended June 30,
                           2001     2000          1999          1998          1997
                          -------  -------       -------       -------       -------
PER SHARE OPERATING DATA
Net asset value,
 beginning of period....    $1.00    $1.00         $1.00         $1.00         $1.00
Income from investment
 operations--net
 investment income and
 net realized gain......      .03      .03           .02           .03           .03
Dividends and/or
 distributions to
 shareholders...........     (.03)    (.03)         (.02)         (.03)         (.03)
                          -------  -------       -------       -------       -------
Net asset value, end of
 period.................    $1.00    $1.00         $1.00         $1.00         $1.00
                          =======  =======       =======       =======       =======

TOTAL RETURN(/1/).......     3.09%    2.92%         2.42%         2.87%         2.76%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of
 period (in thousands)..  $72,370  $55,963       $61,792       $56,807       $48,896
Average net assets (in
 thousands).............  $68,810  $61,033       $59,345       $53,923       $45,363
Ratios to average net
 assets:(/2/)
Net investment income...     3.04%    2.84%         2.38%         2.85%         2.73%
Expenses................     0.90%    0.92%         0.89%         0.89%(/3/)    0.88%(/3/)
Expenses, net of
 reduction to custodian
 expenses...............     0.88%    0.82%(/4/)    0.80%(/4/)    0.80%(/4/)    0.80%(/4/)
Expenses, net of
 reduction to excess
 expenses...............     0.82%     N/A           N/A           N/A           N/A

1. Assumes a $1,000 hypothetical initial investment on the business day before the first day of the fiscal period, with all dividends reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Total returns reflect changes in net investment income only. Total returns are not annualized for periods of less than one full year.
2. Annualized for periods of less than one full year.
3. Expense ratio reflects the reduction to custodian expenses.
4. Prior to June 30, 2001, this ratio reflected the combined net effect of reduction to excess and custodian expenses.

See accompanying Notes to Financial Statements.

Notes to Financial Statements

Centennial New York Tax Exempt Trust


1. Significant Accounting Policies

Centennial New York Tax Exempt Trust (the Trust) is registered under the Investment Company Act of 1940, as amended, as a non-diversified open-end management investment company. The Trust's investment objective is to seek the maximum current income exempt from federal, New York State and New York City income taxes for individual investors as is consistent with the preservation of capital. The Trust's investment advisor is Centennial Asset Management Corporation (the Manager), a subsidiary of OppenheimerFunds, Inc. (OFI). The following is a summary of significant accounting policies consistently followed by the Trust.

Securities Valuation. Portfolio securities are valued on the basis of amortized cost, which approximates market value.

Federal Taxes. The Trust intends to continue to comply with provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to shareholders. Therefore, no federal income or excise tax provision is required.

As of June 30, 2001, the Trust had available for federal income tax purposes an unused capital loss carryover as follows:

   Expiring
   --------
   2009       $848

Dividends and Distributions to Shareholders. Dividends and distributions to shareholders, which are determined in accordance with income tax regulations, are recorded on the ex-dividend date.

Investment Income. There are certain risks arising from geographic concentration in any state. Certain revenue or tax-related events in a state may impair the ability of certain issuers of municipal securities to pay principal and interest on their obligations.

Security Transactions. Security transactions are accounted for as of trade date. Gains and losses on securities sold are determined on the basis of identified cost.

Other. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Centennial New York Tax Exempt Trust


2. Shares of Beneficial Interest

The Trust has authorized an unlimited number of no par value shares of beneficial interest. Transactions in shares of beneficial interest were as follows:

                          Year Ended June 30, 2001     Year Ended June 30, 2000
                         ---------------------------  ---------------------------
                            Shares        Amount         Shares        Amount
                         ------------  -------------  ------------  -------------
Sold....................  222,614,516  $ 222,614,516   235,166,364  $ 235,166,364
Dividends and/or
 distributions
 reinvested.............    2,083,633      2,083,633     1,666,312      1,666,312
Redeemed................ (208,290,694)  (208,290,694) (242,671,551)  (242,671,551)
                         ------------  -------------  ------------  -------------
Net increase
 (decrease).............   16,407,455  $  16,407,455    (5,838,875) $  (5,838,875)
                         ============  =============  ============  =============

3. Fees and Other Transactionswith Affiliates

Management Fees. Management fees paid to the Manager were in accordance with the investment advisory agreement with the Trust which provides for a fee of 0.50% of the first $250 million of net assets; 0.475% of the next $250 million of net assets; 0.45% of the next $250 million of net assets; 0.425% of the next $250 million of net assets and 0.40% of net assets in excess of $1 billion. The Manager has voluntarily undertaken to assume any expenses of the Trust in any fiscal year they exceed 0.80% of the Trust's average annual net assets. The Manager reserves the right to amend or terminate that expense assumption at any time. The Trust's management fee for the year ended June 30, 2001, was an annualized rate of 0.50%.

Transfer Agent Fees. Shareholder Services, Inc. (SSI) acts as the transfer and shareholder servicing agent for the Trust and for other registered investment companies. The Trust pays SSI an annual maintenance fee for each Trust shareholder account.

Service Plan Fees. Under an approved service plan, the Trust may expend up to 0.20% of its average annual net assets annually to reimburse the Manager, as distributor, for costs incurred in connection with the personal service and maintenance of accounts that hold shares of the Trust, including amounts paid to brokers, dealers, banks and other financial institutions. During the year ended June 30, 2001, the Trust paid $564 to a broker-dealer affiliated with the Manager as reimbursement for distribution-related expenses.

Independent Auditors' Report

Centennial New York Tax Exempt Trust


To the Shareholders and Board of Trustees of Centennial New York Tax Exempt
Trust

We have audited the accompanying statement of assets and liabilities of Centen-nial New York Tax Exempt Trust, including the statement of investments, as of June 30, 2001, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the finan-cial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of June 30, 2001, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Cen-tennial New York Tax Exempt Trust as of June 30, 2001, the results of its oper-ations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting princi-ples generally accepted in the United States of America.

Deloitte & Touche LLP

Denver, Colorado
July 23, 2001

Shareholder Meeting (Unaudited)

Centennial New York Tax Exempt Trust

On February 23, 2001, a shareholder meeting was held at which all of the nominated Trustees were elected and all proposals were approved by shareholders as described in the Trust's proxy statement for that meeting. The following is a report of the votes cast:

Proposal No. 1:
The twelve persons named below to serve as Trustee of the Trust until their successors are elected and shall qualify.

Nominee                                             For     Withheld    Total
-------                                          ---------- --------- ----------
William L. Armstrong............................ 30,768,942 2,592,533 33,361,475
Robert G. Avis.................................. 30,957,572 2,403,903 33,361,475
George C. Bowen................................. 30,961,043 2,400,432 33,361,475
Edward L. Cameron............................... 30,961,043 2,400,432 33,361,475
Jon S. Fossel................................... 30,961,043 2,400,432 33,361,475
Sam Freedman.................................... 30,961,043 2,400,432 33,361,475
Raymond J. Kalinowski........................... 30,908,101 2,453,374 33,361,475
C. Howard Kast.................................. 30,908,101 2,453,374 33,361,475
Robert M. Kirchner.............................. 30,908,101 2,453,374 33,361,475
Bridget A. Macaskill............................ 30,958,037 2,403,438 33,361,475
F. William Marshall............................. 30,961,043 2,400,432 33,361,475
James C. Swain.................................. 30,961,043 2,400,432 33,361,475

      For                 Against                       Abstain                        Total
      ---                 -------                       -------                        -----

Proposal No. 2:
Ratification of the selection of Deloitte & Touche LLP as independent auditors for the Trust for the fiscal year beginning July 1, 2000.

   31,451,553              520,381                     1,389,541                     33,361,475

Proposal No. 3:
Approval of the elimination of the Trust's fundamental investment restriction on investing in unseasoned issuers.

   26,737,648            4,185,588                     2,438,239                     33,361,475

Proposal No. 4A:
Approval of the amendment to the Trust's fundamental investment restriction on investing in debt securities having a maturity greater than one year.

   27,345,451            3,630,779                     2,385,245                     33,361,475

Centennial New York Tax Exempt Trust

      For                 Against                       Abstain                        Total
      ---                 -------                       -------                        -----

Proposal No. 4B:
Approval of the amendment to the Trust's fundamental investment restriction regarding concentration.

   27,998,610            2,692,751                     2,670,114                     33,361,475

Proposal No. 5:
Approval of authorizing the Trustees to adopt an Amended and Restated
Declaration of Trust.

   27,534,558            3,101,599                     2,725,318                     33,361,475

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Federal Income Tax Information (Unaudited)

Centennial New York Tax Exempt Trust

In early 2002 shareholders will receive information regarding all dividends and distributions paid to them by the Trust during calendar year 2001. Regulations of the U.S. Treasury Department require the Trust to report this information to the Internal Revenue Service.

None of the dividends paid by the Trust during the year ended June 30, 2001, are eligible for the corporate dividend-received deduction. The dividends were derived from interest on municipal bonds and are not subject to federal income tax. To the extent a shareholder is subject to any state or local tax laws, some or all of the dividends received may be taxable.

The foregoing information is presented to assist shareholders in reporting dis-tributions received from the Trust to the Internal Revenue Service. Because of the complexity of the federal regulations which may affect your individual tax return and the many variations in state and local tax regulations, we recommend that you consult your tax advisor for specific guidance.

Centennial New York Tax Exempt Trust

Officers and Trustees
James C. Swain, Trustee, CEO and Chairman of the Board
Bridget A. Macaskill, Trustee and President
William L. Armstrong, Trustee
Robert G. Avis, Trustee
George C. Bowen, Trustee
Edward L. Cameron, Trustee
Jon S. Fossel, Trustee
Sam Freedman, Trustee
Richard F. Grabish, Trustee
C. Howard Kast, Trustee
Robert M. Kirchner, Trustee
F. William Marshall, Jr., Trustee
Michael J. Carbuto, Vice President
Andrew J. Donohue, Vice President and Secretary
Brian W. Wixted, Treasurer
Robert J. Bishop, Assistant Treasurer
Scott T. Farrar, Assistant Treasurer
Robert G. Zack, Assistant Secretary

Investment Advisor and Distributor
Centennial Asset Management Corporation

Transfer and Shareholder Servicing Agent
Shareholder Services, Inc.

Custodian of Portfolio Securities
Citibank, N.A.

Independent Auditors
Deloitte & Touche LLP

Legal Counsel
Myer, Swanson, Adams & Wolf, P.C.

For more complete information about Centennial New York Tax Exempt Trust, please refer to the Prospectus. To obtain a copy, call your financial advisor, or contact Centennial Asset Management Corp. at 1.800.525.9310. Please read the prospectus carefully before you invest any money.


[GRAPHIC]

2001 Annual Report


Centennial New York Tax Exempt Trust


June 30, 2001